SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 25, 2008
                                                         ----------------


                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


             0-27618                             16-0547600
             -------                             ----------
     (Commission File Number)        (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
-------------------------------------------------                  ----------

    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03           MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

     (a) On January 21, 2008, the registrant's Board of Directors approved certain amendments to the registrant's Certificate of Incorporation. The amendments eliminate the Series A Junior Participating Preferred Stock (the "Series A Preferred Stock") as a series of preferred shares of the Company, inasmuch as the Series A Preferred Stock was issued pursuant to the registrant's First Amendment and Restatement of Rights Agreement, dated October 1, 1998, which expired by its terms on November 10, 2007. The registrant's Certificate of Incorporation is attached hereto as Exhibit 3.1. The Certificate of Amendment to registrant's Certificate of Incorporation is attached hereto as Exhibit 3.2.

     (b) On January 21, 2008, the registrant's Board of Directors approved certain amendments to the registrant's By-Laws. The amendments change the dates by which shareholders are required to provide notice to registrant for a matter to be brought before shareholders at the annual meeting. The amendments set this notice period as not less than ninety (90) nor more than one hundred-twenty
(120) days prior to the first anniversary date of the annual meeting for the preceding year. The amendments also provide that, in the case of a shareholder proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, it shall be made not later than the close of business on (i) the date ninety
(90) days prior to the meeting of shareholders to which the proposal  relates or
(ii) the tenth day following the date on which the date of such meeting of shareholders is first publicly announced or disclosed. In addition, the amendments eliminate a provision of the By-Laws permitting loans to and loan guarantees on behalf of officers. The registrant's restated By-Laws are attached hereto as Exhibit 3.3.


Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     See disclosures set forth in Item 3.03 above.


Item 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

3.1                         Certificate of Incorporation

3.2 Certificate of Amendment to Registrant's Certificate of Incorporation

3.3                         Restated By-Laws of the Registrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          COLUMBUS McKINNON CORPORATION


                                           By:    /S/ KAREN L. HOWARD
                                                  ------------------------------
                                           Name: Karen L. Howard
                                           Title: Vice President and Chief
                                                    Financial Officer (Principal
                                                    Financial Officer)


Dated:  JANUARY 25, 2008
        ----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
--------------           -----------

      3.1                Certificate of Incorporation

      3.2                Certificate of Amendment to Registrant's Certificate of
                         Incorporation

      3.3                Restated By-Laws of the Registrant